SPDR® SERIES TRUST

SPDR® Bloomberg Enhanced Roll Yield Commodity Strategy No K-1 ETF

(the “Fund”)

Supplement dated February 3, 2025 to the Prospectus and Summary Prospectus,

each dated September 4, 2024, as may be supplemented from time to time

Effective immediately, the Fund’s underlying index, the Bloomberg Enhanced Roll Yield Total Return Index (the “Index”), will change the way it calculates returns on cash collateral by using the Secured Overnight Financing Rate (commonly referred to as SOFR) instead of U.S. Treasury Bills. Accordingly, effective immediately, the third paragraph in “THE FUND’S PRINCIPAL INVESTMENT STRATEGY” section in the Prospectus and Summary Prospectus is replaced in its entirety with the following:

The Index measures the performance of a diversified, liquid and cost-effective long exposure to the broad commodities market through synthetic positions in futures contracts, with no single commodity or sector dominating the Index. The Index is calculated on a total return basis, which reflects the returns on a fully collateralized investment in the Index. This combines the returns of the Index with the returns on cash collateral based on the Secured Overnight Financing Rate (SOFR). The Index methodology selects commodities that are both sufficiently significant to the world economy as measured by liquidity and tradable through a qualifying related futures contract. Commodity futures contracts normally specify a certain date for the delivery of the underlying physical commodity. To avoid the effects of the delivery process on Index performance and to maintain a long futures position, the Index embeds a “rolling” process. In a rolling process, nearby futures contracts are sold and contracts that have not yet reached the delivery period are purchased. The Index is composed of three to four futures contracts for each commodity, which are rolled each month to a new set of futures contracts, and each contract for a specific commodity is equally weighted. The contract rolls take place over the first ten business days of each month.

In addition, the seventh paragraph in “THE FUND’S PRINCIPAL INVESTMENT STRATEGY” section in the Prospectus and Summary Prospectus is replaced with the following to reflect the commodities eligible for inclusion in the Index:

As of January 30, 2025, the following commodities were eligible for inclusion in the Index: agricultural (Chicago Wheat, Kansas Wheat, Soybeans, Soybean Meal, Soybean Oil, Corn, Cocoa, Cotton, Coffee, and Sugar), energy (Brent Crude Oil, Gasoil, WTI Crude Oil, Heating Oil, Natural Gas, and Gasoline), industrial metals (Copper, LME Copper, Zinc, Tin, Nickel, Lead, and Aluminum), livestock (Live Cattle, Lean Hogs, and Feeder Cattle) and precious metals (Gold, Platinum, and Silver). In seeking to track the Index, the Fund’s assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. As of January 30, 2025, the Fund had significant exposure to precious metals commodities, industrial metals commodities, agricultural commodities, and energy commodities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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